EXHIBIT 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Douglas Francis, the Executive Officer of WM Technology, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of WM Technology, Inc. for the annual period ended December 31, 2023, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of WM Technology, Inc.

Date:	May 24, 2024	By:	/s/ Douglas Francis
Douglas Francis
Executive Chair
(Principal Executive Officer)

I, Susan Echard, the Interim Chief Financial Officer of WM Technology, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of WM Technology, Inc. for the annual period ended December 31, 2023, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of WM Technology, Inc.

Date:	May 24, 2024	By:	/s/ Susan Echard
Susan Echard
Interim Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

This certification accompanies the Annual Report on Form 10-K of WM Technology, Inc. for the annual period ended December 31, 2023, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of WM Technology, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of such Annual Report on Form 10-K), irrespective of any general incorporation language contained in such filing.